Exhibit 99.1

                                  NEWS RELEASE

Media Contacts:
Fred Kornberg, President and Chief Executive Officer
Robert G. Rouse, Chief Financial Officer
(631) 777-8900
info@comtechtel.com

            COMTECH TELECOMMUNICATIONS CORP. ANNOUNCES RECORD RESULTS
                FOR FISCAL YEAR 2003 FOURTH QUARTER AND FULL YEAR

Melville, New York - September 23, 2003 - Comtech Telecommunications Corp. (Nasdaq: CMTL) today reported its results for the fourth quarter and fiscal year ended July 31, 2003. Net sales for the fourth quarter of fiscal 2003 were $51.7 million, compared to $28.5 million in fiscal 2002. Fourth quarter net income was $3.6 million, or $0.27 per diluted share, in fiscal 2003, as compared to a net loss in the fourth quarter of fiscal 2002 of $0.3 million, or $0.03 per diluted share. The fourth quarter of fiscal 2002 included (i) a non-recurring charge of $2.2 million for acquired in-process research and development in connection with the acquisition of certain assets and liabilities of Advanced Hardware Architectures, Inc. in July 2002 and (ii) a tax benefit relating to research and experimentation credits. Excluding the impact of such items, fourth quarter net income for fiscal 2002 was $0.5 million, or $0.05 per diluted share. Earnings before interest, taxes, depreciation and amortization (EBITDA) were $7.6 million for the fourth quarter of fiscal 2003 and $2.7 million for the fourth quarter of fiscal 2002, after adjusting for the in-process research and development charge.

Net sales for fiscal 2003 were $174.0 million and net income was $9.7 million, or $0.80 per diluted share, compared to net sales of $119.4 million and net income of $1.1 million, or $0.10 per diluted share, in fiscal 2002. Excluding the impact of the in-process research and development charge and the tax benefit discussed above, net income for fiscal 2002 was $2.0 million, or $0.17 per diluted share. EBITDA was $23.1 million for fiscal 2003 and $10.8 million for fiscal 2002, after adjusting for the in-process research and development charge.

Reference is made to the attached tables for further financial information, including a reconciliation of non-GAAP financial information to GAAP.

Backlog as of July 31, 2003 was $100.1 million compared to $44.1 million a year earlier.

Fred Kornberg, President and Chief Executive Officer, observed, "Fiscal 2003 was a truly remarkable year for our Company. We achieved record levels of sales, bookings, backlog, EBITDA, profits and earnings per share in an economy that continues to struggle. Once again, all of our segments were profitable."

Mr. Kornberg added, "Our record results in fiscal 2003 reflect increased demand from the U.S. Army logistics and battlefield commands for our mobile data communications products and services, as well as increased interest in our over-the-horizon microwave systems. In addition, we have recently seen signs of strengthening in our satellite earth station product lines."

In commenting on fourth quarter results, Mr. Kornberg noted, "The fourth quarter of fiscal 2003 was stronger than expected as sales and orders received in our mobile data communications segment continued to far exceed our expectations. Activity in our telecommunications transmission segment also contributed to an outstanding fourth quarter."

                                    - more -

Mr. Kornberg concluded, "During the fourth quarter of fiscal 2003, we also sold
2.1 million shares of common stock in a private placement transaction. The net proceeds of $38.2 million were used to prepay all of our long-term debt, which will reduce our interest expense going forward. We ended fiscal 2003 with no long-term debt and $48.6 million of unrestricted cash. In addition, the 2.1 million shares issued in the private placement, combined with our three-for-two stock split in July, significantly increased our shares outstanding."

Comtech Telecommunications Corp. designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company conducts its business through three complementary segments: telecommunications transmission, RF microwave amplifiers, and mobile data communications. The Company offers niche products, systems and services where it believes it has technological, engineering, systems design or other expertise that differentiate its product offerings.

The Company has scheduled an investor conference call for 11:30 AM (ET) on Tuesday, September 23, 2003. Investors and the public are invited to access a live webcast of the conference call from the news section of the Comtech web site, www.comtechtel.com. A replay of the webcast will be available at the same location for 30 days following the conference call. Alternatively, investors can access the conference call by dialing (800) 903-0247 (domestic), or (785) 832-1508 (international) and using the conference I.D. of "Comtech." A replay of the conference call will be available for seven days by dialing (402) 220-1126. In addition, an updated investor presentation, including updated earnings guidance, will be available on our web site shortly after our conference call.

Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the future performance and financial condition of the Company, the plans and objectives of the Company's management and the Company's assumptions regarding such performance and plans that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company's Securities and Exchange Commission filings identify many such risks and uncertainties, which include the following:

      o Our operating results being difficult to forecast and subject to volatility;

      o     Our inability to maintain our government business;

      o     Our inability to keep pace with technological changes;

      o     Our dependence on international sales;

      o The impact of a continued domestic and foreign economic slow-down and reduction in telecommunications equipment and systems spending on the demand for our products, systems and services;

      o     Our mobile data communications business being in an early stage;

      o     Our backlog being subject to cancellation or modification;

      o Our dependence on component availability, subcontractor availability and performance by key suppliers;

      o     Our fixed price contracts being subject to risk;

      o The impact of adverse regulatory changes on our ability to sell products, systems and services;

      o The impact of prevailing economic and political conditions on our businesses;

      o Whether we can successfully integrate and assimilate the operations of acquired businesses;

      o     The impact of the loss of key technical or management personnel;

      o     The highly competitive nature of our markets;

      o     Our inability to protect our proprietary technology;

      o     Our operations being subject to environmental regulation;

      o The impact of recently enacted and proposed changes in securities laws and regulations on our costs; and

      o The impact of terrorist attacks and threats, and government responses thereto, and threats of war on our businesses.

                              - tables to follow -

                        COMTECH TELECOMMUNICATIONS CORP.
                      Consolidated Statements of Operations

                                                       Three Months Ended                 Fiscal Year Ended
                                                            July 31,                           July 31,
                                                 -----------------------------      ------------------------------
                                                     2003             2002              2003              2002
                                                 ------------      -----------      ------------      ------------
Net sales                                        $ 51,683,000       28,525,000       174,035,000       119,357,000
Costs of sales                                     33,676,000       17,770,000       114,317,000        78,780,000
                                                 ------------      -----------      ------------      ------------
           Gross profit                            18,007,000       10,755,000        59,718,000        40,577,000
                                                 ------------      -----------      ------------      ------------

Operating expenses:
     Selling, general and administrative            8,075,000        6,104,000        28,045,000        22,512,000
     Research and development                       3,502,000        2,884,000        12,828,000        11,041,000
     In-process research and development                   --        2,192,000                --         2,192,000
     Amortization of intangibles                      499,000          370,000         2,039,000         1,471,000
                                                 ------------      -----------      ------------      ------------
           Total operating expenses                12,076,000       11,550,000        42,912,000        37,216,000
                                                 ------------      -----------      ------------      ------------

Operating income (loss)                             5,931,000         (795,000)       16,806,000         3,361,000
Other (income) expense:
      Interest expense                                744,000          696,000         2,803,000         3,061,000
      Interest income                                 (88,000)         (82,000)         (275,000)         (452,000)
      Other, net                                           --          (11,000)               --           (28,000)
                                                 ------------      -----------      ------------      ------------

Income (loss) before provision (benefit) for
  income taxes                                      5,275,000       (1,398,000)       14,278,000           780,000
Provision (benefit) for income taxes                1,688,000       (1,087,000)        4,569,000          (368,000)
                                                 ------------      -----------      ------------      ------------
           Net income (loss)                     $  3,587,000         (311,000)        9,709,000         1,148,000
                                                 ============      ===========      ============      ============

Basic income  (loss) per share                   $       0.30            (0.03)             0.85              0.10
Diluted income (loss)  per share                 $       0.27            (0.03)             0.80              0.10

Weighted average number of common shares
  outstanding-basic computation                    11,857,000       11,239,000        11,445,000        11,192,000
Potential dilutive common shares                    1,302,000               --           748,000           516,000
                                                 ------------      -----------      ------------      ------------
Weighted average number of common and
  common equivalent shares outstanding
  assuming dilution-diluted computation            13,159,000       11,239,000        12,193,000        11,708,000
                                                 ============      ===========      ============      ============

                                    - more -

                           Non-GAAP Financial Measures

EBITDA and the other non-GAAP operating measures presented below are used by management in assessing the Company's operating results and ability to meet debt service requirements. These non-GAAP measures are frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use these non-GAAP measures, along with other information contained in its SEC filings, in assessing the Company's operating results and ability to generate cash flow and service debt.

                                                        Three Months Ended                Fiscal Year Ended
                                                             July 31,                          July 31,
                                                    ---------------------------      ----------------------------
                                                       2003             2002            2003             2002
                                                    -----------      ----------      -----------      -----------
Reconciliation of Non-GAAP Net Income to
    GAAP Net Income (Loss):

    Non-GAAP net income                             $ 3,587,000         532,000        9,709,000        1,991,000
    In-process research and development charge,
        net of income taxes                                  --      (1,468,000)              --       (1,468,000)
    Normalization of taxes                                   --         625,000               --          625,000
                                                    -----------      ----------      -----------      -----------
    GAAP net income (loss)                          $ 3,587,000        (311,000)       9,709,000        1,148,000
                                                    ===========      ==========      ===========      ===========

Reconciliation of Adjusted EBITDA to
    GAAP Net Income (Loss):

    Adjusted EBITDA                                 $ 7,572,000       2,702,000       23,064,000       10,783,000
    Net interest expense                               (656,000)       (603,000)      (2,528,000)      (2,581,000)
    Depreciation and amortization                    (1,641,000)     (1,305,000)      (6,258,000)      (5,230,000)
    Income taxes                                     (1,688,000)      1,087,000       (4,569,000)         368,000
    In-process research and development charge               --      (2,192,000)              --       (2,192,000)
                                                    -----------      ----------      -----------      -----------
    GAAP net income (loss)                          $ 3,587,000        (311,000)       9,709,000        1,148,000
                                                    ===========      ==========      ===========      ===========

                                    - more -

                        COMTECH TELECOMMUNICATIONS CORP.
                           Consolidated Balance Sheets

                                                                                          July 31
                                                                              -------------------------------
                     Assets                                                        2003              2002
                                                                              -------------      ------------
Current assets:
     Cash and cash equivalents                                                $  48,617,000        15,510,000
     Restricted cash                                                              4,288,000                --
     Accounts receivable, less allowance for doubtful accounts
          of $912,000 in 2003 and $795,000 in 2002                               26,696,000        27,435,000
     Inventories, net                                                            34,048,000        33,996,000
     Prepaid expenses and other current assets                                    1,742,000         1,407,000
     Deferred tax asset - current                                                 5,699,000         2,492,000
                                                                              -------------      ------------
                    Total current assets                                        121,090,000        80,840,000

 Property, plant and equipment, net                                              12,328,000        11,889,000
 Intangible assets, net                                                          29,079,000        30,628,000
 Other assets                                                                       390,000           661,000
 Deferred tax asset - non-current                                                 1,363,000         2,568,000
                                                                              -------------      ------------
                      Total assets                                            $ 164,250,000       126,586,000
                                                                              =============      ============

                      Liabilities and Stockholders' Equity
Current liabilities:
        Current installments of capital lease obligations                     $     899,000         1,062,000
        Accounts payable                                                         11,527,000         9,529,000
        Accrued expenses and other current liabilities                           13,267,000         9,686,000
        Customer advances and deposits                                            2,491,000         2,173,000
        Deferred service revenue                                                 11,160,000         4,343,000
        Income taxes payable                                                      6,945,000         2,470,000
                                                                              -------------      ------------
                      Total current liabilities                                  46,289,000        29,263,000

Long-term debt, less current installments                                                --        28,683,000
Capital lease obligations, less current installments                                393,000         1,294,000
Other long-term liabilities                                                              --            58,000
                                                                              -------------      ------------
                      Total liabilities                                          46,682,000        59,298,000

Stockholders' equity:
    Preferred stock, par value $.10 per share; shares authorized and
          unissued 2,000,000                                                             --                --
    Common stock, par value $.10 per share; authorized 30,000,000 shares,
          issued 14,020,769 shares in 2003 and 11,404,382 shares in 2002          1,402,000         1,140,000
    Additional paid-in capital                                                  107,573,000        67,503,000
    Retained earnings (accumulated deficit)                                       8,884,000          (825,000)
                                                                              -------------      ------------
                                                                                117,859,000        67,818,000
    Less:
          Treasury stock (140,625 shares)                                          (185,000)         (185,000)
          Deferred compensation                                                    (106,000)         (345,000)
                                                                              -------------      ------------
                      Total stockholders' equity                                117,568,000        67,288,000
                                                                              -------------      ------------

                      Total liabilities and stockholders' equity              $ 164,250,000       126,586,000
                                                                              =============      ============

                                       ###